Exhibit 10.7

Equity Interest Pledge Agreement

This Equity Interest Pledge Agreement (this “Agreement”) has been executed by and among the following parties on December 28, 2018 in Beijing, the People’s Republic of China (“China” or the “PRC”, for the purpose of this agreement, excluding Hong Kong, Macau and Taiwan):

Party A:            Jinbei (Tianjin) Technology Co., Ltd. (hereinafter “Pledgee”), a limited liability company, organized and existing under the laws of the PRC, with its address at Unit 28, Room 212, 2/F, Office Building C, Integrated Service Area, Nangang Industrial Zone, Tianjin Economic-Technological Development Area;

Party B:            ZUO Hui (hereinafter “Pledgor”), a Chinese citizen with Chinese Identification No.: ******************; and

Party C:            Tianjin Xiaowu Information Technology Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at Unit 59, Room 112, 1/F, Office Building C, Integrated Service Area, Nangang Industrial Zone, Tianjin Economic-Technological Development Area.

In this Agreement, each of Pledgee, Pledgor and Party C shall be hereinafter referred to as a “Party” individually, and as the “Parties” collectively.

Whereas:

1.              Pledgor is a citizen of China who as of the date hereof holds 94.3828% of equity interests of Party C, representing RMB 9,438,280 in the registered capital of Party C.  Party C is a limited liability company registered in Tianjin, China, engaging in real estate related Internet information services.  Party C acknowledges the respective rights and obligations of Pledgor and Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge;

2.              Pledgee is a wholly foreign-owned enterprise registered in China.  Pledgee and Party C which is owned by Pledgor have executed an Exclusive Business Cooperation Agreement (as defined below) in Beijing; Party C, Pledgee and Pledgor have executed an Exclusive Option Agreement (as defined below); and Pledgor has executed a Power of Attorney (as defined below) in favor of Pledgee;

3.              To ensure that Party C and Pledgor fully perform their obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney, Pledgor hereby pledges to the Pledgee all of the equity interest that Pledgor holds in Party C as security for Party C’s and Pledgor’s obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney;

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1.              Definitions

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1                     Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Section 2 of this Agreement, i.e., the right of Pledgee to be paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest.

1.2                     Equity Interest: shall refer to all of the equity interest lawfully now held and hereafter acquired by Pledgor in Party C.

1.3                     Term of Pledge: shall refer to the term set forth in Section 3 of this Agreement.

1.4                     Transaction Documents: shall refer to the Exclusive Business Cooperation Agreement executed by and between Party C and Pledgee on December 28, 2018 (the “Exclusive Business Cooperation Agreement”), the Exclusive Option Agreement executed by and among Party C, Pledgee and Pledgor on December 28, 2018 (the “Exclusive Option Agreement”), Power of Attorney executed on December 28, 2018 by Pledgor (the “Power of Attorney”) and any modification, amendment and restatement to the aforementioned documents.

1.5                     Contract Obligations: shall refer to all the obligations of Pledgor under the Exclusive Option Agreement, the Power of Attorney and this Agreement; all the obligations of Party C under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and this Agreement.

1.6                     Secured Indebtedness: shall refer to all the direct, indirect and derivative losses and losses of anticipated profits, suffered by Pledgee, incurred as a result of any Event of Default of the Pledgor and/or Party C or invalidity, revocation and termination of any Transaction Document.  The amount of such loss shall be calculated in accordance with but not limited to the reasonable business plan and profit forecast of Pledgee, the service fees payable to Pledgee under the Exclusive Business Cooperation Agreement, damages and relevant fees, all expenses occurred in connection with enforcement by Pledgee of Pledgor’s and/or Party C’s Contract Obligations and etc.

1.7                     Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.8                     Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

2.              Pledge

2.1                 Pledgor agrees to pledge all the Equity Interest as security for performance of the Contract Obligations and payment of the Secured Indebtedness under this Agreement.  Party C hereby assents that Pledgor pledges the Equity Interest to the Pledgee pursuant to this Agreement.

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2.2                 The effect of the security under this Agreement shall not be affected in any way due to any modification or change of the Transaction Documents.  The security under this Agreement shall remain effective upon the obligations of the Pledgor and Party C under the revised Transaction Documents.  If any Transaction Document becomes invalid, revoked or terminated for any reason, the Pledgee shall be entitled to immediately exercise the Pledge in accordance with Article 8 of this Agreement.

2.3                 During the term of the Pledge, Pledgee is entitled to receive dividends distributed on the Equity Interest.  Pledgor may receive dividends distributed on the Equity Interest only with prior written consent of Pledgee.  Dividends received by Pledgor on Equity Interest after deduction of individual income tax paid by Pledgor shall be, as required by Pledgee, (1) deposited into an account designated and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to making any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

2.4                 Pledgor may subscribe for capital increase in Party C only with prior written consent of Pledgee.  Any equity interest obtained by Pledgor as a result of Pledgor’s subscription of the increased registered capital of the Company shall also be deemed as Equity Interest. All Parties shall enter into the equity pledge agreement on such Equity Interest and register such Equity Interest with the relevant AIC (as defined below).

2.5                 In the event that Party C is required by PRC law to be liquidated or dissolved, any interest distributed to Pledgor upon Party C’s dissolution or liquidation shall, upon the request of the Pledgee, be (1) deposited into an account designate and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

3.              Term of Pledge

3.1                     The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein is registered with relevant administration for industry and commerce (the “AIC”).  The Pledge shall remain effective until all Contract Obligations have been fully performed and all Secured Indebtedness has been fully paid.  Pledgor and Party C shall register the Pledge in the shareholders’ register of Party C within 3 business days following the execution of this Agreement, and submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein on the date hereof.  The parties covenant that for the purpose of registration of the Pledge, the Parties hereto and all other shareholders of Party C shall submit to the AIC this Agreement or an equity interest pledge contract in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”).  For the conflicts between this Agreement and the AIC Pledge Contract, the parties shall be bound by the provisions of this Agreement.  Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after submission for filing.

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3.2                     During the Term of Pledge, in the event Pledgor and/or Party C fails to perform the Contract Obligations or pay Secured Indebtedness, Pledgee shall have the right, but not the obligation, to exercise the Pledge in accordance with the provisions of this Agreement.

4.              Custody of Records for Equity Interest subject to Pledge

4.1                 During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee’s custody the capital contribution certificate for the Equity Interest and the shareholders’ register containing the Pledge within one week from the execution of this Agreement.  Pledgee shall have custody of such documents during the entire Term of Pledge set forth in this Agreement.

5.              Representations and Warranties of Pledgor and Party C

As of the execution date of this Agreement, Pledgor and Party C hereby severally represent and warrant to Party A that:

5.1                 Party C is a limited liability company duly organized and validly existing under the laws of the PRC;

5.2                 Pledgor is the sole legal and beneficial owner of the Equity Interest;

5.3                 Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement;

5.4                 Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest;

5.5                 They have the power, capacity and authority to execute and deliver this Agreement and to perform their obligations hereunder. This Agreement, when executed, will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof;

5.6                 Pledgor and Party C have obtained any and all approvals and consents from applicable government authorities and third parties (if required) for execution, delivery and performance of this Agreement; and

5.7                 The execution, delivery and performance of this Agreement will not: (i) violate any relevant PRC laws; (ii) conflict with Party C’s articles of association or other constitutional documents; (iii) result in any breach of or constitute any default under any contract or instrument to which it is a party or by which it is otherwise bound; (iv) result in any violation of any condition for the grant and/or maintenance of any permit or approval granted to any Party; or (v) cause any permit or approval granted to any Party to be suspended, cancelled or attached with additional conditions.

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6.              Covenants of Pledgor and Party C

6.1                 During the term of this Agreement, Pledgor and Party C hereby jointly and severally covenant to the Pledgee:

6.1.1                     Pledgor shall not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest or any portion thereof, without the prior written consent of Pledgee, except for the performance of the Transaction Documents; Party C shall not assent to or assist in the aforesaid behaviors;

6.1.2                     Pledgor and Party C shall comply with the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee’s reasonable request or upon consent of Pledgee;

6.1.3                     Pledgor shall not conduct or allow any activities or actions that would adversely affect Pledgee’s rights related to the Contract Obligations or the Equity Interest. Pledgor and Party C shall promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement;

6.1.4                     Party C shall complete the registration procedures for extension of the term of operation within three (3) months prior to the expiration of such term to maintain the validity of this Agreement.

6.2                 Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3                 To protect or perfect the security interest granted by this Agreement for the Contract Obligations and Secured Indebtedness, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee.  Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons).  Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

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6.4                 Pledgor and Party C shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Transaction Documents, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof.  Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

6.5                 Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement.  In the event of failure of or partial performance of its guarantees, promises, agreements, representations and conditions, the Pledgor is deemed in breach of this Agreement and shall indemnify the Pledgee for all losses resulting therefrom.

7.              Event of Breach

7.1                 The following circumstances shall be deemed Event of Default:

7.1.1                    Pledgor’s any breach to any obligations under the Transaction Documents and/or this Agreement.

7.1.2                    Party C’s any breach to any obligations under the Transaction Documents and/or this Agreement.

7.2                 Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor and Party C shall immediately notify Pledgee in writing accordingly.

7.3                 Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee’s satisfaction within twenty (20) days after the Pledgee delivers a notice to the Pledgor and/or Party C requesting rectification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding the Pledgor to immediately exercise the Pledge in accordance with the provisions of Section 8 of this Agreement.

8.              Exercise of Pledge

8.1                 Pledgee shall issue a written Notice of Default to Pledgor when it exercises the Pledge.

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8.2                 Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 8.1.

8.3                 After Pledgee issues a Notice of Default to Pledgor in accordance with Section 8.1, Pledgee may exercise any remedy measure under applicable PRC laws, the Transaction Documents and this Agreement, including but not limited to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest.  The Pledgee shall not be liable for any loss incurred by its due exercise of such rights and powers.

8.4                 The proceeds from exercise of the Pledge by Pledgee shall be used to pay for tax and expenses incurred as result of disposing the Equity Interest and to perform Contract Obligations and pay the Secured Indebtedness to the Pledgee prior and in preference to any other payment.  After the payment of the aforementioned amounts, the remaining balance shall be returned to Pledgor or any other person who have rights to such balance under applicable laws or be deposited to the local notary public office where Pledgor resides, with all expense incurred being borne by Pledgor.  To the extent permitted under applicable PRC laws, Pledgor shall unconditionally donate the aforementioned proceeds to Pledgee or any other person designated by Pledgee.

8.5                     Pledgee may exercise any remedy measure available simultaneously or in any order.  Pledgee may exercise the right to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest under this Agreement, without exercising any other remedy measure first.

8.6                     Pledgee is entitled to designate an attorney or other representatives to exercise the Pledge on its behalf, and Pledgor or Party C shall not raise any objection to such exercise.

8.7                 When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

9.              Breach of Agreement

9.1           If Pledgor or Party C conducts any material breach of any term of this Agreement, Pledgee shall have right to terminate this Agreement and/or require Pledgor or Party C to indemnify all damages; this Section 9 shall not prejudice any other rights of Pledgee herein;

9.2           Pledgor or Party C shall not have any right to terminate this Agreement unilaterally in any event unless otherwise required by applicable laws.

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10.       Assignment

10.1          Without Pledgee’s prior written consent, Pledgor and Party C shall not have the right to assign or delegate their rights and obligations under this Agreement.

10.2          This Agreement shall be binding on Pledgor and his/her successors and permitted assigns, and shall be valid with respect to Pledgee and each of his/her successors and assigns.

10.3          At any time, Pledgee may assign any and all of its rights and obligations under the Transaction Documents and this Agreement to its designee(s), in which case the assigns shall have the rights and obligations of Pledgee under the Transaction Documents and this Agreement, as if it were the original party to the Transaction Documents and this Agreement.

10.4          In the event of change of Pledgee due to assignment, Pledgor and/or Party C shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the relevant AIC.

11.       Termination

11.1              Upon the fulfillment of all Contract Obligations and the full payment of all Secured Indebtedness by Pledgor and Party C, Pledgee shall release the Pledge under this Agreement upon Pledgor’s request as soon as reasonably practicable and shall assist Pledgor to de-register the Pledge from the shareholders’ register of Party C and with relevant AIC.

11.2              The provisions under Sections 9, 13, 14 and 11.2 herein of this Agreement shall survive the expiration or termination of this Agreement.

12.       Handling Fees and Other Expenses

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

13.       Confidentiality

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance of this Agreement are regarded as confidential information.  Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

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14.       Governing Law and Resolution of Disputes

14.1              The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of the PRC.

14.2              In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations.  In the event the Parties fail to reach an agreement on the dispute through negotiations, either Party may submit the relevant dispute to the Beijing Arbitration Commission for arbitration, in accordance with its Arbitration Rules and procedures in effect at that time.  The arbitration tribunal shall be consisted three (3) arbitrators according to the arbitration rules and procedures, among whom one of them shall be designated by the applicant, one of them shall be designated by respondent and one of them shall be designated upon the negotiation by aforesaid two arbitrators or by the Beijing Arbitration Commission. The arbitration shall be conduct confidentially and the language of the arbitration shall be Chinese.  The arbitration shall be conducted in Beijing.  The arbitration award shall be final and binding on all Parties.

14.3              To the extent permitted by PRC laws and where appropriate, the arbitration tribunal may grant any remedies in accordance with the provisions of this Agreement and applicable PRC laws, including preliminary and permanent injunctive relief (such as injunction against carrying out business activities, or mandating the transfer of assets), specific performance of contractual obligations, remedies concerning the equity interest or assets of Party C and awards directing Party C to conduct liquidation.  To the extent permitted by PRC laws, when awaiting the formation of the arbitration tribunal or otherwise under appropriate conditions, either Party may seek preliminary injunctive relief or other interlocutory remedies from a court with competent jurisdiction to facilitate the arbitration.  Without violating the applicable governing laws, the Parties agree that the courts of Hong Kong, Cayman Islands, China and the place where the principal assets of Party C are located shall all be deemed to have competent jurisdiction.

14.4              Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

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15.       Notices

15.1              All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below.  A confirmation copy of each notice shall also be sent by E-mail.  The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

15.2              Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

15.3              Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

15.4              For the purpose of notices, the addresses of the Parties are as follows:

Party A:            Jinbei (Tianjin) Technology Co., Ltd.

Address:             Lianjia Real Estate, Building 16, Yard 5, Jiangtai Road, Chaoyang District, Beijing

Attn:                                Shenglei, Ma Yeming

Phone:                      ************* (Sheng Lei); ************* (Ma Yeming)

Party B:            ZUO Hui

Address:             Lianjia Real Estate, Building 16, Yard 5, Jiangtai Road, Chaoyang District, Beijing

Phone:                      ************* (Sheng Lei) ; ************* (Ma Yeming)

Party C:            Tianjin Xiaowu Information Technology Co., Ltd.

Address:             Lianjia Real Estate, Building 16, Yard 5, Jiangtai Road, Chaoyang District, Beijing

Attn:                                Shenglei, Ma Yeming

Phone:                      ************* (Sheng Lei) ; ************* (Ma Yeming)

15.5              Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

16.       Severability

In the event that one or several of the provisions of this Contract are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect.  The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

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17.       Entire Agreement

Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

18.       Attachments

The attachments set forth herein shall be an integral part of this Agreement.

19.       Effectiveness

19.1              This Agreement shall become effective upon execution by the Parties.

19.2              Any amendments, supplements or changes to this Agreement shall be in writing and shall become effective after the affixation of the signatures or seals of the Parties.

20.       Language and Counterparts

This Agreement is written in Chinese and English in four copies.  Pledgor, Pledgee and Party C shall hold one copy respectively and the other copy shall be used for registration.  In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

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IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

Party A:            Jinbei (Tianjin) Technology Co., Ltd. (Seal)

By:	/s/ PENG Yongdong
Name:	PENG Yongdong
Title:	Legal Representative

Signature Page to Equity Interest Pledge Agreement

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

Party B:            ZUO Hui

By:	/s/ ZUO Hui

Signature Page to Equity Interest Pledge Agreement

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

Party C:            Tianjin Xiaowu Information Technology Co., Ltd. (Seal)

By:	/s/ PENG Yongdong
Name:	PENG Yongdong
Title:	Legal Representative

Signature Page to Equity Interest Pledge Agreement

Attachments:

1.                              Shareholders’ Register of Party C;

2.                              The Capital Contribution Certificate for Party C.

Equity Interest Pledge Agreement

This Equity Interest Pledge Agreement (this “Agreement”) has been executed by and among the following parties on December 28, 2018 in Beijing, the People’s Republic of China (“China” or the “PRC” , for the purpose of this agreement, excluding Hong Kong, Macau and Taiwan):

Party A:            Jinbei (Tianjin) Technology Co., Ltd. (hereinafter “Pledgee”), a limited liability company, organized and existing under the laws of the PRC, with its address at Unit 28, Room 212, 2/F, Office Building C, Integrated Service Area, Nangang Industrial Zone, Tianjin Economic-Technological Development Area;

Party B:            SHAN Yigang (hereinafter “Pledgor”), a Chinese citizen with Chinese Identification No.: ******************; and

Party C:            Tianjin Xiaowu Information Technology Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at Unit 59, Room 112, 1/F, Office Building C, Integrated Service Area, Nangang Industrial Zone, Tianjin Economic-Technological Development Area.

In this Agreement, each of Pledgee, Pledgor and Party C shall be hereinafter referred to as a “Party” individually, and as the “Parties” collectively.

Whereas:

1.              Pledgor is a citizen of China who as of the date hereof holds 5.6172% of equity interests of Party C, representing RMB 561,720 in the registered capital of Party C.  Party C is a limited liability company registered in Tianjin, China, engaging in real estate related Internet information services.  Party C acknowledges the respective rights and obligations of Pledgor and Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge;

2.              Pledgee is a wholly foreign-owned enterprise registered in China.  Pledgee and Party C which is owned by Pledgor have executed an Exclusive Business Cooperation Agreement (as defined below) in Beijing; Party C, Pledgee and Pledgor have executed an Exclusive Option Agreement (as defined below); and Pledgor has executed a Power of Attorney (as defined below) in favor of Pledgee;

3.              To ensure that Party C and Pledgor fully perform their obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney, Pledgor hereby pledges to the Pledgee all of the equity interest that Pledgor holds in Party C as security for Party C’s and Pledgor’s obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney;

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1.                  Definitions

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1                    Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Section 2 of this Agreement, i.e., the right of Pledgee to be paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest.

1.2                    Equity Interest: shall refer to all of the equity interest lawfully now held and hereafter acquired by Pledgor in Party C.

1.3                    Term of Pledge: shall refer to the term set forth in Section 3 of this Agreement.

1.4                    Transaction Documents: shall refer to the Exclusive Business Cooperation Agreement executed by and between Party C and Pledgee on December 28, 2018 (the “Exclusive Business Cooperation Agreement”), the Exclusive Option Agreement executed by and among Party C, Pledgee and Pledgor on December 28, 2018 (the “Exclusive Option Agreement”), Power of Attorney executed on December 28, 2018 by Pledgor (the “Power of Attorney”) and any modification, amendment and restatement to the aforementioned documents.

1.5                    Contract Obligations: shall refer to all the obligations of Pledgor under the Exclusive Option Agreement, the Power of Attorney and this Agreement; all the obligations of Party C under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and this Agreement.

1.6                    Secured Indebtedness: shall refer to all the direct, indirect and derivative losses and losses of anticipated profits, suffered by Pledgee, incurred as a result of any Event of Default of the Pledgor and/or Party C or invalidity, revocation and termination of any Transaction Document.  The amount of such loss shall be calculated in accordance with but not limited to the reasonable business plan and profit forecast of Pledgee, the service fees payable to Pledgee under the Exclusive Business Cooperation Agreement, damages and relevant fees, all expenses occurred in connection with enforcement by Pledgee of Pledgor’s and/or Party C’s Contract Obligations and etc.

1.7                    Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.8                    Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

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2.                  Pledge

2.1                    Pledgor agrees to pledge all the Equity Interest as security for performance of the Contract Obligations and payment of the Secured Indebtedness under this Agreement.  Party C hereby assents that Pledgor pledges the Equity Interest to the Pledgee pursuant to this Agreement.

2.2                    The effect of the security under this Agreement shall not be affected in any way due to any modification or change of the Transaction Documents.  The security under this Agreement shall remain effective upon the obligations of the Pledgor and Party C under the revised Transaction Documents.  If any Transaction Document becomes invalid, revoked or terminated for any reason, the Pledgee shall be entitled to immediately exercise the Pledge in accordance with Article 8 of this Agreement.

2.3                    During the term of the Pledge, Pledgee is entitled to receive dividends distributed on the Equity Interest.  Pledgor may receive dividends distributed on the Equity Interest only with prior written consent of Pledgee.  Dividends received by Pledgor on Equity Interest after deduction of individual income tax paid by Pledgor shall be, as required by Pledgee, (1) deposited into an account designated and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to making any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

2.4                    Pledgor may subscribe for capital increase in Party C only with prior written consent of Pledgee.  Any equity interest obtained by Pledgor as a result of Pledgor’s subscription of the increased registered capital of the Company shall also be deemed as Equity Interest. All Parties shall enter into the equity pledge agreement on such Equity Interest and register such Equity Interest with the relevant AIC (as defined below).

2.5                    In the event that Party C is required by PRC law to be liquidated or dissolved, any interest distributed to Pledgor upon Party C’s dissolution or liquidation shall, upon the request of the Pledgee, be (1) deposited into an account designate and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

3.                  Term of Pledge

3.1                    The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein is registered with relevant administration for industry and commerce (the “AIC”).  The Pledge shall remain effective until all Contract Obligations have been fully performed and all Secured Indebtedness has been fully paid.  Pledgor and Party C shall (1) register the Pledge in the shareholders’ register of Party C within 3 business days following the execution of this Agreement, and (2) submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within the term as agreed upon by Party A.  The parties covenant that for the purpose of registration of the Pledge, the Parties hereto and all other shareholders of Party C shall submit to the AIC this Agreement or an equity interest pledge contract in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”).  For matters not specified in the AIC Pledge Contract, the parties shall be bound by the provisions of this Agreement.  Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after submission for filing.

Strictly Confidential

3.2                    During the Term of Pledge, in the event Pledgor and/or Party C fails to perform the Contract Obligations or pay Secured Indebtedness, Pledgee shall have the right, but not the obligation, to exercise the Pledge in accordance with the provisions of this Agreement.

4.                  Custody of Records for Equity Interest subject to Pledge

4.1                    During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee’s custody the capital contribution certificate for the Equity Interest and the shareholders’ register containing the Pledge within one week from the execution of this Agreement.  Pledgee shall have custody of such documents during the entire Term of Pledge set forth in this Agreement.

5.                  Representations and Warranties of Pledgor and Party C

As of the execution date of this Agreement, Pledgor and Party C hereby severally represent and warrant to Party A that:

5.1                    Party C is a limited liability company duly organized and validly existing under the laws of the PRC;

5.2                    Pledgor is the sole legal and beneficial owner of the Equity Interest;

5.3                    Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement;

5.4                    Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest;

5.5                    They have the power, capacity and authority to execute and deliver this Agreement and to perform their obligations hereunder. This Agreement, when executed, will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof;

5.6                    Pledgor and Party C have obtained any and all approvals and consents from applicable government authorities and third parties (if required) for execution, delivery and performance of this Agreement; and

5.7                    The execution, delivery and performance of this Agreement will not: (i) violate any relevant PRC laws; (ii) conflict with Party C’s articles of association or other constitutional documents; (iii) result in any breach of or constitute any default under any contract or instrument to which it is a party or by which it is otherwise bound; (iv) result in any violation of any condition for the grant and/or maintenance of any permit or approval granted to any Party; or (v) cause any permit or approval granted to any Party to be suspended, cancelled or attached with additional conditions.

Strictly Confidential

6.                  Covenants of Pledgor and Party C

6.1                     During the term of this Agreement, Pledgor and Party C hereby jointly and severally covenant to the Pledgee:

6.1.1                     Pledgor shall not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest or any portion thereof, without the prior written consent of Pledgee, except for the performance of the Transaction Documents; Party C shall not assent to or assist in the aforesaid behaviors;

6.1.2                     Pledgor and Party C shall comply with the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee’s reasonable request or upon consent of Pledgee;

6.1.3                     Pledgor shall not conduct or allow any activities or actions that would adversely affect Pledgee’s rights related to the Contract Obligations or the Equity Interest. Pledgor and Party C shall promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement;

6.1.4                     Party C shall complete the registration procedures for extension of the term of operation within three (3) months prior to the expiration of such term to maintain the validity of this Agreement.

6.2                    Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3                    To protect or perfect the security interest granted by this Agreement for the Contract Obligations and Secured Indebtedness, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee.  Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons).  Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

Strictly Confidential

6.4                    Pledgor and Party C shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Transaction Documents, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof.  Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

6.5                    Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement.  In the event of failure of or partial performance of its guarantees, promises, agreements, representations and conditions, the Pledgor is deemed in breach of this Agreement and shall indemnify the Pledgee for all losses resulting therefrom.

7.                  Event of Breach

7.1                    The following circumstances shall be deemed Event of Default:

7.1.1                    Pledgor’s any breach to any obligations under the Transaction Documents and/or this Agreement.

7.1.2                    Party C’s any breach to any obligations under the Transaction Documents and/or this Agreement.

7.2                    Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor and Party C shall immediately notify Pledgee in writing accordingly.

7.3                    Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee’s satisfaction within twenty (20) days after the Pledgee delivers a notice to the Pledgor and/or Party C requesting rectification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding the Pledgor to immediately exercise the Pledge in accordance with the provisions of Section 8 of this Agreement.

Strictly Confidential

8.                  Exercise of Pledge

8.1                    Pledgee shall issue a written Notice of Default to Pledgor when it exercises the Pledge.

8.2                    Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 8.1.

8.3                    After Pledgee issues a Notice of Default to Pledgor in accordance with Section 8.1, Pledgee may exercise any remedy measure under applicable PRC laws, the Transaction Documents and this Agreement, including but not limited to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest.  The Pledgee shall not be liable for any loss incurred by its due exercise of such rights and powers.

8.4                    The proceeds from exercise of the Pledge by Pledgee shall be used to pay for tax and expenses incurred as result of disposing the Equity Interest and to perform Contract Obligations and pay the Secured Indebtedness to the Pledgee prior and in preference to any other payment.  After the payment of the aforementioned amounts, the remaining balance shall be returned to Pledgor or any other person who have rights to such balance under applicable laws or be deposited to the local notary public office where Pledgor resides, with all expense incurred being borne by Pledgor.  To the extent permitted under applicable PRC laws, Pledgor shall unconditionally donate the aforementioned proceeds to Pledgee or any other person designated by Pledgee.

8.5                    Pledgee may exercise any remedy measure available simultaneously or in any order.  Pledgee may exercise the right to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest under this Agreement, without exercising any other remedy measure first.

8.6                    Pledgee is entitled to designate an attorney or other representatives to exercise the Pledge on its behalf, and Pledgor or Party C shall not raise any objection to such exercise.

8.7                    When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

9.                  Breach of Agreement

9.1                    If Pledgor or Party C conducts any material breach of any term of this Agreement, Pledgee shall have right to terminate this Agreement and/or require Pledgor or Party C to indemnify all damages; this Section 9 shall not prejudice any other rights of Pledgee herein;

9.2                    Pledgor or Party C shall not have any right to terminate this Agreement unilaterally in any event unless otherwise required by applicable laws.

Strictly Confidential

10.           Assignment

10.1              Without Pledgee’s prior written consent, Pledgor and Party C shall not have the right to assign or delegate their rights and obligations under this Agreement.

10.2              This Agreement shall be binding on Pledgor and his/her successors and permitted assigns, and shall be valid with respect to Pledgee and each of his/her successors and assigns.

10.3              At any time, Pledgee may assign any and all of its rights and obligations under the Transaction Documents and this Agreement to its designee(s), in which case the assigns shall have the rights and obligations of Pledgee under the Transaction Documents and this Agreement, as if it were the original party to the Transaction Documents and this Agreement.

10.4              In the event of change of Pledgee due to assignment, Pledgor and/or Party C shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the relevant AIC.

11.       Termination

11.1              Upon the fulfillment of all Contract Obligations and the full payment of all Secured Indebtedness by Pledgor and Party C, Pledgee shall release the Pledge under this Agreement upon Pledgor’s request as soon as reasonably practicable and shall assist Pledgor to de-register the Pledge from the shareholders’ register of Party C and with relevant AIC.

11.2              The provisions under Sections 9, 13, 14 and 11.2 herein of this Agreement shall survive the expiration or termination of this Agreement.

12.           Handling Fees and Other Expenses

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

13.           Confidentiality

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance of this Agreement are regarded as confidential information.  Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

14.           Governing Law and Resolution of Disputes

14.1              The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of the PRC.

14.2              In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations.  In the event the Parties fail to reach an agreement on the dispute through negotiations, either Party may submit the relevant dispute to the Beijing Arbitration Commission for arbitration, in accordance with its Arbitration Rules and procedures in effect at that time. The arbitration shall be conducted in Beijing. The arbitration tribunal shall be consisted three (3) arbitrators according to the arbitration rules and procedures, among whom one of them shall be designated by the applicant, one of them shall be designated by respondent and one of them shall be designated upon the negotiation by aforesaid two arbitrators or by the Beijing Arbitration Commission. The arbitration shall be conduct confidentially and the language of the arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

14.3              To the extent permitted by PRC laws and where appropriate, the arbitration tribunal may grant any remedies in accordance with the provisions of this Agreement and applicable PRC laws, including preliminary and permanent injunctive relief (such as injunction against carrying out business activities, or mandating the transfer of assets), specific performance of contractual obligations, remedies concerning the equity interest or assets of Party C and awards directing Party C to conduct liquidation.  To the extent permitted by PRC laws, when awaiting the formation of the arbitration tribunal or otherwise under appropriate conditions, either Party may seek preliminary injunctive relief or other interlocutory remedies from a court with competent jurisdiction to facilitate the arbitration.  Without violating the applicable governing laws, the Parties agree that the courts of Hong Kong, Cayman Islands, China and the place where the principal assets of Party C are located shall all be deemed to have competent jurisdiction.

14.4              Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

15.           Notices

15.1              All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below.  A confirmation copy of each notice shall also be sent by E-mail.  The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

15.2              Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

15.3              Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

15.4              For the purpose of notices, the addresses of the Parties are as follows:

Party A:                             Jinbei (Tianjin) Technology Co., Ltd.

Address:                              Lianjia Real Estate, Building 16, Yard 5, Jiangtai Road, Chaoyang District, Beijing

Attn:                                                 Shenglei, Ma Yeming

Phone:                                       *********** (Sheng Lei); *********** (Ma Yeming)

Party B:                             SHAN Yigang

Address:                              Lianjia Real Estate, Building 16, Yard 5, Jiangtai Road, Chaoyang District, Beijing

Phone:                                       *********** (Sheng Lei); *********** (Ma Yeming)

Party C:                             Tianjin Xiaowu Information Technology Co., Ltd.

Address:                              Lianjia Real Estate, Building 16, Yard 5, Jiangtai Road, Chaoyang District, Beijing

Attn:                                                 Shenglei, Ma Yeming

Phone:                                       *********** (Sheng Lei); *********** (Ma Yeming)

15.5              Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

16.           Severability

In the event that one or several of the provisions of this Contract are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect.  The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

17.           Entire Agreement

Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

18.           Attachments

The attachments set forth herein shall be an integral part of this Agreement.

19.           Effectiveness

19.1              This Agreement shall become effective upon execution by the Parties.

19.2            Any amendments, supplements or changes to this Agreement shall be in writing and shall become effective after the affixation of the signatures or seals of the Parties.

20.           Language and Counterparts

This Agreement is written in Chinese and English in four copies.  Pledgor, Pledgee and Party C shall hold one copy respectively and the other copy shall be used for registration.  In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

The Remainder of this page is intentionally left blank

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

Party A:            Jinbei (Tianjin) Technology Co., Ltd. (Seal)

By:	/s/ PENG Yongdong
Name:	PENG Yongdong
Title:	Legal Representative

Signature Page to Equity Interest Pledge Agreement

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

Party B:            SHAN Yigang

By:	/s/ SHAN Yigang

Signature Page to Equity Interest Pledge Agreement

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

Party C:            Tianjin Xiaowu Information Technology Co., Ltd. (Seal)

By:	/s/ PENG Yongdong
Name:	PENG Yongdong
Title:	Legal Representative

Signature Page to Equity Interest Pledge Agreement

Attachments:

1.                  Shareholders’ Register of Party C;

2.                  The Capital Contribution Certificate for Party C.

Attachments to Equity Interest Pledge Agreement